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                           Institutional Classes of

                                AIM CHARTER FUND

                              AIM WEINGARTEN FUND

                             AIM CONSTELLATION FUND

                             (Series Portfolios of
                            AIM EQUITY FUNDS, INC.)


                     Supplement dated September 20, 1995
                  to the Statement of Additional Information
                              dated June 15, 1995



         The following sentence is inserted on page 14 after the first sentence of the third paragraph under the caption "Net Asset Value Determination" in the Statement of Additional Information:

         "Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers."

         The second paragraph on page 16 is revised to read in its entirety as follows:

         "From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders."